UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 24, 2015

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2015,  the Registrant and its wholly owned subsidiary, Vista Gold U.S. Inc. (“Vista US”), entered into an  agency agreement (the “Agency Agreement”) under which the agent (the “Agent”) has arranged to sell up to 8,000,000 common shares of Midas Gold Corp.  (“Midas”) held by Vista US (the “Midas Shares”) at a price of Cdn$0.46 per Midas Share for aggregate gross proceeds of up to Cdn$3,680,000 (the “Sale”).  A portion of the Midas Shares may be sold pursuant to a finder’s agreement between Vista US and a finder (the “Finder”) on the same offering terms.  In consideration for the services to be provided by the Agent, and if applicable, the Finder, in connection with sale of the Midas Shares, the Agent or the Finder (as applicable) will receive a cash fee equal to 4% of the gross proceeds from the sale of the Midas Shares.

Vista and Vista US have agreed that following the closing of the Sale, they will not sell any of their remaining shares of Midas for a period of 6 months following closing.

Vista currently holds, directly and indirectly through Vista US, an aggregate of 15,802,615 common shares of Midas, representing 11.2% of the outstanding common share of Midas.  Following the sale of the Midas Shares, Vista’s holding would be reduced to 7,802,615 common shares of Midas, representing 5.5% of the outstanding common shares of Midas.

The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States and may not be offered or sold absent such registration or pursuant to an exemption from such registration requirements.  This report does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein in the United States.

 Item 7.01  Regulation FD

On February 25, 2015, the Registrant issued a press release announcing that it intends to file with Canadian securities regulatory authorities a notice of its intention to sell up to 8,000,000 common shares of Midas Gold Corp.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.Description

10.1Agency Agreement

10.2Finder’s Agreement

99.1Press Release dated February 25,  2015*

*The Exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arch 2
VISTA GOLD CORP. (Registrant)
Dated: March 2, 2015	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

10.1Agency Agreement

10.2Finder’s Agreement

99.1Press Release dated February 25, 2015*

*The Exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.